THE 59 WALL STREET U.S. TREASURY MONEY FUND

                            PORTFOLIO OF INVESTMENTS
                             as of December 31, 2000
                                   (unaudited)

       Principal                                                    Value
        Amount                                                    (Note 1)
    --------------                                              -------------
                     U.S. Treasury Bills (a) (100.6%)
    $40,350,000       due 02/01/01, 5.90% to 6.43% ..........   $ 40,142,447
     70,400,000       due 02/08/01, 5.76% to 6.76% ..........     69,968,080
     70,300,000       due 02/15/01, 6.40% to 6.42% ..........     69,770,121
     23,800,000       due 02/22/01, 5.79% to 6.37% ..........     23,609,723
     10,720,000       due 03/01/01, 6.00% to 6.25% ..........     10,616,045
     30,900,000       due 03/08/01, 5.83% to 6.03% ..........     30,576,069
     24,475,000       due 03/15/01, 5.96% to 6.22% ..........     24,184,392
     15,000,000       due 03/22/01, 6.20% ...................     14,802,500
      3,700,000       due 05/24/01, 5.73% ...................      3,618,855
     31,400,000       due 06/21/01, 5.69% to 5.78% ..........     30,580,071
                                                                ------------
                          Total U.S. Treasury Bills .........   $317,868,303
                                                                ============

    Total Investments, at Amortized Cost .............. 100.6%  $317,868,303

    Cash and Other Assets in Excess of Liabilities ....  (0.6)    (1,863,829)
                                                                ------------

            Net Assets ................................ 100.0%  $316,004,474
                                                        =====   ============

    ----------
    (a) Rates shown are yields to maturity at time of purchase.

                       See Notes to Financial Statements.

                   THE 59 WALL STREET U.S. TREASURY MONEY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2000
                                   (unaudited)

ASSETS:
    Investments, at amortized cost (Note 1) ...................   $317,868,303
    Cash ......................................................         55,227
                                                                  ------------
          Total Assets ........................................    317,923,530
                                                                  ------------
LIABILITIES:
    Payables for:
     Dividends declared (Note 1) ..............................      1,687,849
     Shareholder servicing/eligible
       institution fees (Note 2) ..............................         61,794
     Investment advisory fee (Note 2) .........................         41,196
     Administrative fee (Note 2) ..............................         27,464
     Custodian fee (Note 2) ...................................          6,000
     Trustees' fees and expenses (Note 2) .....................          1,233
     Accrued expenses and other liabilities ...................         93,520
                                                                  ------------
          Total Liabilities ...................................      1,919,056
                                                                  ------------

NET ASSETS, for 316,004,474 shares of beneficial
  interest outstanding ........................................   $316,004,474
                                                                  ============
Net Assets Consist of:
      Paid-in capital .........................................   $316,004,474
                                                                  ============

NET ASSET VALUE AND OFFERING PRICE PER SHARE ..................          $1.00
                                                                         =====

                             STATEMENT OF OPERATIONS
                For the six month period ended December 31, 2000
                                   (unaudited)

INVESTMENT INCOME:
  Income:
      Interest ................................................    $ 6,764,804
                                                                   -----------
  Expenses:
      Shareholder servicing/eligible
        institution fees (Note 2) .............................        243,854
      Investment advisory fee (Note 2) ........................        162,569
      Administrative fee (Note 2) .............................        108,380
      Custodian fee (Note 2) ..................................         62,200
      Trustees' fees and expenses (Note 2) ....................          9,000
      Miscellaneous expenses ..................................         93,391
                                                                   -----------
      Total Expenses ..........................................        679,394
               Expense offset arrangement (Note 2) ............        (10,774)
                                                                   -----------
               Net  Expenses ..................................        668,620
                                                                   -----------
Net Investment Income .........................................    $ 6,096,184
                                                                   ===========

                       See Notes to Financial Statements

                   THE 59 WALL STREET U.S. TREASURY MONEY FUND

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                 For the six month
                                                                                    period ended        For the
                                                                                  December 31, 2000   year ended
                                                                                     (unaudited)     June 30, 2000
                                                                                 ------------------  -------------
INCREASE IN NET ASSETS:
From Investment Activities:
    Net investment income .......................................................    $  6,096,184    $   7,902,492
    Total declared as dividends to shareholders .................................      (6,096,184)      (7,902,492)
                                                                                     ------------    -------------
From Share (Principal) Transactions at Net Asset Value of $1.00 per share:
    Shares sold .................................................................     601,236,207      781,576,481
    Shares issued in reinvestment of dividends ..................................       1,637,611        3,128,851
    Shares repurchased ..........................................................    (421,294,188)    (843,502,615)
                                                                                     ------------      -----------

      Net increase/(decrease) in net assets resulting from share transactions ...     181,579,630      (58,797,283)

NET ASSETS:
      Beginning of period .......................................................     134,424,844      193,222,127
                                                                                     ------------     ------------
      End of period .............................................................    $316,004,474     $134,424,844
                                                                                     ============     ============

                              FINANCIAL HIGHLIGHTS
                 Selected per share data and ratios for a share
                       outstanding throughout each period


                                             For the period ended               For the years ended June 30,
                                              December 31, 2000       ---------------------------------------------------
                                                 (unaudited)          2000        1999       1998        1997        1996
                                             --------------------     ----        ----       ----        ----        ----
Net asset value, beginning of year ..........       $1.00             $1.00       $1.00      $1.00       $1.00       $1.00
Income from investment operations:
   Net investment income ....................        0.03              0.05        0.04       0.05        0.04        0.05
Dividends to shareholders from net
  investment income .........................       (0.03)            (0.05)      (0.04)     (0.05)      (0.04)      (0.05)
                                                    -----             -----       -----      -----       -----       -----
Net asset value, end of year ................       $1.00             $1.00       $1.00      $1.00       $1.00       $1.00
                                                    =====             =====       =====      =====       =====       =====
Total return ................................        2.81%             4.75%       4.15%      4.78%       4.75%       4.96%(1)
Ratios/Supplemental Data:
  Net assets, end of period (000's omitted) .    $316,004          $134,425    $193,222   $194,694    $160,458    $146,225
  Ratio of expenses to average net assets ...        0.62%(2)          0.57%       0.62%      0.56%       0.55%       0.56%(1)
  Ratio of net investment income to
    average net assets ......................        5.61%(2)          4.68%       4.07%      4.70%       4.65%       4.78%

----------
(1) Had the expense reimbursement agreement, which commenced July 1, 1993, not been in place, the ratio of expenses to average net assets for the year ended June 30, 1996 would have been 0.57%. For the same period, the total return of the Fund would have been 4.91%. The expense reimbursement agreement terminated on February 1, 1996.

(2)   Annualized.

                       See Notes to Financial Statements.

                   THE 59 WALL STREET U.S. TREASURY MONEY FUND

                          NOTES TO FINANCIAL STATEMENTS
                                   (unaudited)

      1. Organization and Significant Accounting Policies. The 59 Wall Street U.S. Treasury Money Fund (the "Fund") is a separate, diversified series of The 59 Wall Street Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended. The Trust is an open-end management investment company organized as a Massachusetts business trust on June 7, 1983. The Fund commenced operations on March 12, 1991. The Declaration of Trust permits the Trustees to create an unlimited number of series, each of which issues a separate class of shares. The Trustees have authorized the issuance of an unlimited number of shares of the Fund. At December 31, 2000, there were four series of the Trust.

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. The Fund values its investments at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. The Fund's use of amortized cost is in compliance with Rule 2a-7 of the Investment Company Act of 1940.

            B. Interest Income. Interest income consists of interest accrued and discount earned (including both original issue and market discount) and premium amortization on the investments of the Fund, accrued ratably to the date of maturity, plus or minus net realized short-term gain or loss, if any, on investments.

            C. Federal Income Taxes. Each series of the Trust is treated as a separate entity for federal income tax purposes. It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. At December 31, 2000, the cost of investments for federal income tax purposes was equal to the amortized cost of investments for financial statement purposes.

            D. Dividends and Distributions. Dividends from net investment income are declared daily and paid monthly to shareholders.

            E. Other. Investment transactions are accounted for on the trade date. Realized gain and loss, if any, from investment transactions are determined on the basis of identified cost.

      2. Transactions with Affiliates.

      Investment Advisory Fee. The Trust has an investment advisory agreement with Brown Brothers Harriman & Co. (the "Adviser") for which the Adviser receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.15% of the Fund's average daily net assets. For the period ended December 31, 2000, the Fund incurred $162,569 for advisory services.

      Administrative Fee. The Trust has an administration agreement with Brown Brothers Harriman & Co. (the "Administrator") for which the Administrator receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.10% of the Fund's average daily net assets. The Administrator has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the period ended December 31, 2000, the Fund incurred $108,380 for administrative services.

                   THE 59 WALL STREET U.S. TREASURY MONEY FUND

                                  (unaudited)

      Shareholder Servicing/Eligible Institution Agreement. The Trust has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman & Co. for which Brown Brothers Harriman & Co. receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.225% of the Fund's average daily net assets. For the period ended December 31, 2000, the Fund incurred $243,854 for shareholder servicing/eligible institution services.

      Trustees' Fees and Expenses. Each Trustee of the Fund receives an annual retainer paid by the Fund. Each Trustee is also reimbursed for out-of-pocket expenses incurred in connection with board meetings. For the period ended December 31, 2000, the Fund incurred $9,000 for Trustees' fees and expenses.

      Custodian Fees and Expenses. The Trust has a custody agreement with Brown Brothers Harriman (the "Custodian") for which the custodian receives a fee calculated and paid monthly. For the period ending December 31, 2000, the Fund incurred $62,200 for Custodian fee and expenses. Custody fees for the Fund were reduced by $10,774 as a result of an expense arrangement with the Fund's custodian.

      3. Investment Transactions. Purchases and maturities and sales of money market instruments aggregated $740,812,503 and $563,232,905, respectively, for the period ended December 31, 2000.

The 59 Wall Street Trust

Investment Adviser and
 Administrator
Brown Brothers Harriman
59 Wall Street
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts 02109

Shareholder Servicing Agent
Brown Brothers Harriman
59 Wall Street
New York, New York 10005
(800) 625-5759

This report is submitted for the general
information of  shareholders  and is not
authorized    for     distribution    to
prospective investors unless preceded or
accompanied by an effective  prospectus.
Nothing   herein   contained  is  to  be
considered   an   offer  of  sale  or  a
solicitation of an offer to buy shares of The 59 Wall Street U.S. Treasury
Money Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

                                     [ART]

                            U.S. Treasury Money Fund

                               SEMI-ANNUAL REPORT
                                December 31, 2000